EXHIBIT 10.3
THIRD AMENDMENT TO TERM LOAN AGREEMENT
THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) made as of this 20th day of July, 2021, by and among SILA REALTY TRUST, INC. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation (“Borrower”), SILA REALTY OPERATING PARTNERSHIP, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership (the “SROP II”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; SROP II and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Term Loan Agreement dated as of August 7, 2019, as amended by that certain First Amendment to Term Loan Agreement dated as of October 3, 2019 and that certain Second Amendment to Term Loan Agreement dated as of July 10, 2020 (as amended, the “Loan Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Unconditional Guaranty of Payment and Performance in favor of Agent and the Lenders dated as of August 7, 2019 (the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Loan Agreement; and
WHEREAS, the Agent and certain of the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
2.Modification of the Loan Agreement. The Agent, the Lenders and the Borrower hereby amend the Loan Agreement as follows:
(a)By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:
US_Active\118417538\V-5

“Data Center Portfolio Sale. The sale by Borrower of substantially all of its Data Center Assets as part of a single transaction or a series of transactions.

Erroneous Payment. See §14.17(a).

Erroneous Payment Deficiency Assignment. See §14.17(d).

Erroneous Payment Impacted Class. See §14.17(d).

Erroneous Payment Return Deficiency. See §14.17(d).

Erroneous Payment Subrogation Rights. See §14.17(d).

Net Sales Proceeds. The aggregate cash payments received by Borrower or a Subsidiary of Borrower from the sale of the Data Center Assets, minus the amount of any direct reasonable out-of-pocket costs and expenses paid to unaffiliated third parties incurred in connection with such disposition.

Recipient Payment. See §14.17(a).

Special Distribution. The one-time special distribution from Net Sales Proceeds of the Data Center Portfolio Sale.

Special Distribution Liquidity. As of the date on which the Special Distribution is to be made, (x) Borrower’s Unrestricted Cash and Cash Equivalents plus (y) Revolving Credit Availability less any debt maturities of Borrower, the Guarantors and their Subsidiaries occurring within six (6) calendar months of the date on which the Special Distribution is to be made.”
(b)By inserting the following as §1.2(o) of the Credit Agreement:
“(o) The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR (as defined in §4.16) or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to §4.16, will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other benchmark or have the same volume or liquidity as did USD LIBOR or any other benchmark rate prior to its discontinuance or unavailability.
(c)By deleting in its entirety §4.16 of the Credit Agreement, and inserting in lieu thereof the following:

US_Active\118417538\V-5

“§4.16     Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Interest Rate Hedge shall be deemed not to be a “Loan Document” for purposes of this §4.16):

(a)    Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(b)     Replacing Future Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above with respect to USD LIBOR), the then-current Benchmark will be replaced with the Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower or (ii) such other date as may be determined by the Agent, in each case, without any further action or consent of any other party to this Agreement or any other Loan Document, so long as the Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower), written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.

US_Active\118417538\V-5

(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of USD LIBOR or any future Benchmark), the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)    Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent pursuant to this Section including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.
(e)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR [or any alternate rate selected in an Early Opt-in Election]), then the Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.
(f)    Certain Defined Terms. As used in this §4.16:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, USD LIBOR; provided that if a replacement for the Benchmark has occurred pursuant to this §4.16, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

US_Active\118417538\V-5

“Benchmark Replacement” means, for any Available Tenor:
(1)    for purposes of clause (a) of this §4.16, the first alternative set forth below that can be determined by the Agent:
(a)    the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration; provided, that, if the Borrower has provided a notification to the Agent in writing on or prior to the date on which the Benchmark Replacement will become effective that the Borrower has an Interest Rate Hedge in place with respect to any of the Loans as of the date of such notice (which such notification the Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (1)(a) for such Benchmark Transition Event or Early Opt-in Election, as applicable; or
(b)     the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of one-month’s duration (0.11448% (11.448 basis points));
provided, however, that if an Early Opt-in Election has been made, the Benchmark Replacement will be the benchmark selected in connection with such Early Opt-in Election; and
(2)    for purposes of clause (b) of this §4.16, the sum of: (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value, or zero), in each case, that has been selected pursuant to this clause (2) by the Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational

US_Active\118417538\V-5

changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark (other than USD LIBOR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
“Early Opt-in Election” means the occurrence of:

US_Active\118417538\V-5

(1)a notification by the Agent to each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time incorporate or adopt (as a result of amendment or as originally executed) either a SOFR-based rate (including SOFR or Term SOFR or any other rate based upon SOFR) as a benchmark rate or an alternate benchmark interest rate to replace USD LIBOR (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)the joint election by the Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means, for any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day.
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“USD LIBOR” means the London interbank offered rate for U.S. dollars.”
(d)By inserting the following as §8.7(d) of the Credit Agreement.
“(d) Notwithstanding the limitation in §8.7(a), the Borrower may make a one-time Special Distribution in cash of an amount up to $450,000,000.00 of proceeds from the Data Center Portfolio Sale, provided that:
(i)    the sale of the Data Center Assets generates a minimum of $1,000,000,000.00 of Net Sales Proceeds in an all cash transaction;

US_Active\118417538\V-5

(ii)    as of the date on which the Special Distribution is to be made, Borrower shall have not less than $150,000,000.00 of Special Distribution Liquidity following the making of the Special Distribution; and
(iii)     as of the date on which the Special Distribution is to be made, the ratio of Consolidated Total Indebtedness to Gross Asset Value (expressed as a percentage) shall not exceed forty percent (40.0%) following the making of the Special Distribution;
    (iv)    as a condition to making of the Special Distribution, Agent shall have received and approved (A) a Compliance Certificate and supporting calculations showing compliance with all covenants after the closing of the Data Center Portfolio Sale or the making of the Special Distribution, as applicable, and (B) calculations that evidence (1) Borrower will have not less than $150,000,000.00 of Special Distribution Liquidity following the making of the Special Distribution, and (2) the ratio of Consolidated Total Indebtedness to Gross Asset Value (expressed as a percentage) shall not exceed forty percent (40.0%) following the making of the Special Distribution;
(v)    upon the making of the Special Distribution, (A) the Borrower, the Guarantors and their respective Subsidiaries shall be in full compliance with all Loan Documents, and (B) no Default or Event of Default shall exist or would occur as a result of the Data Center Portfolio Sale or the Special Distribution, as applicable;
(vi)    the consent of the Agent and the Required Lenders for the Special Distribution shall expire on December 31, 2021.”
(e)By inserting the following as §14.17 of the Credit Agreement:
“§14.17    Erroneous Payments.
(a)If the Agent (x) notifies a Lender, Issuing Lender or any Person who has received funds on behalf of a Lender or Issuing Lender (any such Lender, Issuing Lender or other recipient (and each of their respective successors and assigns, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this §14.17 and held in trust for the

US_Active\118417538\V-5

benefit of the Agent, and such Lender or Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing) return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender or Issuing Lender, or any Person who has received funds on behalf of a Lender or Issuing Lender (and each of their respective successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)    it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)    such Lender or Issuing Lender shall use commercially reasonable efforts to (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this §14.17(b).
(c)Each Lender or Issuing Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Lender under any Loan Document, or otherwise payable or distributable by the Agent to such Lender or Issuing Lender from any source, against any amount due to the Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

US_Active\118417538\V-5

For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this §14.17(b) shall not have any effect on a Payment Recipient’s obligations pursuant to §14.17(a) or on whether or not an Erroneous Payment has been made.
(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class of Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance Agreement by reference pursuant to an approved electronic platform as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Agent (but the failure of such Person to delivery any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii)    Subject to §18 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments

US_Active\118417538\V-5

or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Issuing Lender, to the rights and interests of such Lender or Issuing Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Borrower’s or Guarantor’s Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any Guarantor; provided that this §14.17 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower for the purpose of making such Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this §14.17 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.”
3.References to Amended Documents. All references in the Loan Documents to the Loan Agreement amended in connection with this Amendment shall be deemed a reference to the Loan Agreement as modified and amended herein.
4.Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Agreement, as modified and amended herein, and the other Loan Documents,

US_Active\118417538\V-5

remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
(e)Confirmation of Outstanding Balances. Borrower confirms that as of the date of this Amendment the outstanding principal balance of the Loans is $520,000,000.00.
6.No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan

US_Active\118417538\V-5

Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). Borrower and Guarantor acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future accommodation, waiver, indulgence or consent. This Amendment shall constitute a Loan Document.
9.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.
11.Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as

US_Active\118417538\V-5

provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
12.Effective Date. The obligations of the undersigned parties under Section 2 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders;
(b)the execution and delivery of that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated of even date herewith (the “Master Credit Facility Amendment”), which amends that certain Fourth Amended and Restated Credit Agreement dated as of August 7, 2019 by and among Borrower, KeyBank, individually and as administrative agent, and certain other lenders a party thereto;
(c)the Agent shall have received from the Borrower, for the account of each Lender that executes this Amendment and/or the Master Credit Facility Amendment, a fee of $10,000.00 for both modifications;
(d)that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment; and
(e)such other conditions as Agent may require in its reasonable discretion.
Agent and the Lenders acknowledge and agree that following the effectiveness of this Amendment that the Borrower may immediately declare or make the Special Distribution (subject to the terms of this Amendment) without regard to the five (5) Business Day period set forth in paragraph (b)(iv) of the consent letter regarding the Special Distribution dated as of May 18, 2021.

US_Active\118417538\V-5

[SIGNATURES BEGIN ON NEXT PAGE]

US_Active\118417538\V-5

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
SILA REALTY TRUST, INC. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation
By: /s/ Kay C. Neely
Name:    Kay C. Neely
Title:    Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

GUARANTORS:
SILA REALTY OPERATING PARTNERSHIP, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title:     Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC, and
HCII HPI-3115 SW 89TH STREET, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
    (SEAL)

[Signatures Continued On Next Page]
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC,
DCII-4121 PERIMETER CENTER PLACE, LLC,
HCII-1601 WEST HEBRON PARKWAY, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
DCII-400 HOLGER WAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
DCII-4726 HILLS AND DALES ROAD NW, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC,
HCII-12499 UNIVERSITY AVENUE, LLC,
HCII-NORTH DURANGO DRIVE, LLC,
HCII-7375 CYPRESS GARDENS BOULEVARD, LLC
HCII-718 ELIZABETH STREET, LLC, and
HCII-3412 MARKET PLACE AVENUE, LLC,
each a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership
By:    HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership
By:    HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership
By:    Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership
By:    DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

(SEAL)
[Signatures Continued On Next Page]
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

SILA OPERATING PARTNERSHIP, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

SILA REIT, LLC (formerly known as Carter Validus Mission Critical REIT II, LLC), a Maryland limited liability company
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HC-2501 W WILLIAM CANNON DR, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HC-760 OFFICE PARKWAY, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-14024 QUAIL POINTE DRIVE, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HCP-SELECT MEDICAL, LLC, and
HC-1101 KALISTE SALOOM ROAD, LLC
each a Delaware limited liability company

By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, their sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-800 EAST 68TH STREET, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
HC-200 BLOSSOM STREET, LLC,
HC-2727 E. LEMMON AVENUE, LLC, and
HC-4810 N. LOOP 289, LLC,
each a Delaware limited liability company
By:        Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, their sole member
By:     Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:    HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)
[Signatures Continued On Next Page]
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership
By:    HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)
[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company
By:    HCP-RTS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company
By:    HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member
By:    Sila Operating Partnership, LP (formerly known as Carter/Validus Operating Partnership, LP), a Delaware limited partnership, its sole member
By:    Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, its general partner
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

DCII-11650 GREAT OAKS WAY, LLC
HCII-A 1700 EAST SAUNDERS STREET, LLC
HCII-B 1710 EAST SAUNDERS STREET, LLC
HCII-3098 OAK GROVE ROAD, LLC,
HCII-6080 NORTH LA CHOLLA BOULEVARD, LLC,
HCII-250 SW BROOKSIDE DRIVE, LLC,
HCII-3440 W. MARTIN LUTHER KING JR. BLVD., LLC, and
HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC,
each a Delaware limited liability company
By:        Sila Realty Operating Partnership, LP (formerly known as Carter Validus Operating Partnership II, LP), a Delaware limited partnership, their sole member
By:    Sila Realty Trust, Inc. (formerly known as Carter Validus Mission Critical REIT II, Inc.), a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

BBVA USA, an Alabama banking corporation f/k/a Compass Bank, individually as a Lender and as a Co-Syndication Agent

By:
Name:
Title:

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

BMO HARRIS BANK, N.A.

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

CAPITAL ONE, NATIONAL ASSOCIATION, individually as a Lender and as a Co-Syndication Agent

By: /s/ Danny Moore
Name: Danny Moore
Title: Authorized Signatory

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

TRUIST BANK (formerly known as SunTrust Bank), individually as a Lender and as a Co-Syndication Agent

By: /s/ Ryan Almond
Name: Ryan Almond
Title: Director

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

FIFTH THIRD BANK, NATIONAL ASSOCIATION, formerly Fifth Third Bank, individually as a Lender
By: /s/ Benjamin Chen
Name: Benjamin Chen
Title: VP

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

RENASANT BANK

By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

CADENCE BANK, N.A.

By: /s/ Donald G. Preston
Name: Donald G. Preston
Title: Senior Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

EASTERN BANK
By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: Senior Vice President

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

FIRST HORIZON BANK
By: /s/ Ryan M. Gentry
Name: Ryan M. Gentry
Title: Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

TEXAS CAPITAL BANK, N.A.

By: /s/ C.H. Butterworth
Name: C.H. Butterworth
Title: Senior Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

WOODFOREST NATIONAL BANK, a national banking association

By: /s/ Tony Sasso
Name: Tony Sasso
Title: Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

AMERICAN MOMENTUM BANK

By: /s/ Teresa Eoff
Name: Teresa Eoff
Title: Sr. Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

HANCOCK WHITNEY BANK, individually as a Lender
By: /s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

SYNOVUS BANK

By: /s/ Zachary Braun
Name: Zachary Braun
Title: Corporate Banker

[Signatures Continued On Next Page]

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

VALLEY NATIONAL BANK, a national banking association

By: /s/ Lewis R. Thomas, II
Name: Lewis R. Thomas, II
Title: First Vice President

[Signatures Continued On Next Page]
[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5

PROVIDENCE BANK, dba PREMIER BANK TEXAS

By:
Name:
Title:

[Signature Page to Third Amendment to Term Loan Agreement - 2021]
US_Active\118417538\V-5